Exhibit 21.1
LIST OF SUBSIDIARIES
801-GALLERY ASSOCIATES, L.P., a Pennsylvania limited partnership
801-GALLERY C-3 ASSOCIATES, L.P., a Delaware limited partnership
801-GALLERY GP, LLC, a Pennsylvania limited liability company
801 MARKET VENTURE GP LLC, a Delaware limited liability company
AM TYSONS LLC, a Delaware limited liability company
BILTMORE SHOPPING CENTER PARTNERS LLC, an Arizona limited liability company
BROOKLYN KINGS PLAZA LLC, a Delaware limited liability company
CAM-CARSON LLC, a Delaware limited liability company
COOLIDGE HOLDING LLC, an Arizona limited liability company
CORTE MADERA VILLAGE, LLC, a Delaware limited liability company
COUNTRY CLUB PLAZA KC PARTNERS LLC, a Delaware limited liability company
DANBURY MALL, LLC, a Delaware limited liability company
DESERT SKY MALL LLC, a Delaware limited liability company
EAST MESA ADJACENT LLC, a Delaware limited liability company
EAST MESA MALL, L.L.C., a Delaware limited liability company
FASHION OUTLETS II LLC, a Delaware limited liability company
FASHION OUTLETS OF CHICAGO EXPANSION LLC, a Delaware limited liability company
FASHION OUTLETS OF CHICAGO LLC, a Delaware limited liability company
FIFTH WALL VENTURES, L.P., a Delaware limited partnership
FIFTH WALL VENTURES II, L.P., a Cayman Islands limited partnership
FIFTH WALL VENTURES RETAIL FUND, L.P., a Delaware limited partnership
FOC ADJACENT LLC, a Delaware limited liability company
FREE RACE MALL REST., L.P., a New Jersey limited partnership
FREEHOLD CHANDLER HOLDINGS LP, a Delaware limited partnership
GOODYEAR PERIPHERAL LLC, an Arizona limited liability company
GREEN ACRES ADJACENT LLC, a Delaware limited liability company
HPP-MAC WSP, LLC, a Delaware limited liability company
KIERLAND COMMONS INVESTMENT LLC, a Delaware limited liability company
KINGS PLAZA ENERGY LLC, a Delaware limited liability company
KINGS PLAZA GROUND LEASE LLC, a Delaware limited liability company
MACERICH ARIZONA MANAGEMENT LLC, a Delaware limited liability company
MACERICH ARIZONA PARTNERS LLC, an Arizona limited liability company

MACERICH BUENAVENTURA LIMITED PARTNERSHIP, a California limited partnership
MACERICH FARGO ASSOCIATES, a California general partnership
MACERICH FRESNO ADJACENT LP, a Delaware limited partnership
MACERICH FRESNO LIMITED PARTNERSHIP, a California limited partnership
MACERICH HHF BROADWAY PLAZA LLC, a Delaware limited liability company
MACERICH HHF CENTERS LLC, a Delaware limited liability company
MACERICH HOLDINGS LLC, a Delaware limited liability company
MACERICH INLAND LP, a Delaware limited partnership
MACERICH INVESTMENTS LLC, a Delaware limited liability company
MACERICH JANSS MARKETPLACE HOLDINGS LLC, a Delaware limited liability company
MACERICH LA CUMBRE 9.45 AC LLC, a Delaware limited liability company
MACERICH LA CUMBRE GP LLC, a Delaware limited liability company
MACERICH LA CUMBRE LP, a Delaware limited partnership
MACERICH MANAGEMENT COMPANY, a California corporation
MACERICH NB FREEHOLD LLC, a Delaware limited liability company
MACERICH NIAGARA LLC, a Delaware limited liability company
MACERICH NORTH PARK MALL LLC, a Delaware limited liability company
MACERICH OAKS LP, a Delaware limited partnership
MACERICH PARTNERS OF COLORADO LLC, a Colorado limited liability company
MACERICH PPR CORP., a Maryland corporation
MACERICH PROPERTY MANAGEMENT COMPANY, LLC, a Delaware limited liability company
MACERICH SMP LP, a Delaware limited partnership
MACERICH SOUTH PARK MALL LLC, a Delaware limited liability company
MACERICH SOUTHRIDGE MALL LLC, a Delaware limited liability company
MACERICH STONEWOOD CORP., a Delaware corporation
MACERICH TYSONS LLC, a Delaware limited liability company
MACERICH VALLEY RIVER CENTER LLC, a Delaware limited liability company
MACERICH VICTOR VALLEY LP, a Delaware limited partnership
MACERICH VINTAGE FAIRE LIMITED PARTNERSHIP, a Delaware limited partnership
MACJ, LLC, a Delaware limited liability company
MACPT LLC, a Delaware limited liability company
MACW FREEHOLD, LLC, a Delaware limited liability company
MACWH, LP, a Delaware limited partnership
MACW MALL MANAGEMENT, INC., a New York corporation

MACW PROPERTY MANAGEMENT, LLC, a New York limited liability company
MACW TYSONS, LLC, a Delaware limited liability company
MP PS LLC, a Delaware limited liability company
MS PORTFOLIO LLC, a Delaware limited liability company
MVRC HOLDING LLC, a Delaware limited liability company
MW INVESTMENT GP CORP., a Delaware corporation
NEW RIVER ASSOCIATES LLC, a Delaware limited liability company
ONE SCOTTSDALE INVESTORS LLC, a Delaware limited liability company
PACIFIC PREMIER RETAIL LLC, a Delaware limited liability company
PM GALLERY LP, a Delaware limited partnership
PROPCOR II ASSOCIATES, LLC, an Arizona limited liability company
PV LAND SPE, LLC, a Delaware limited liability company
QUEENS CENTER REIT LLC, a Delaware limited liability company
QUEENS CENTER SPE LLC, a Delaware limited liability company
RAILHEAD ASSOCIATES, L.L.C., an Arizona limited liability company
SCOTTSDALE FASHION SQUARE PARTNERSHIP, an Arizona general partnership
SM EASTLAND MALL, LLC, a Delaware limited liability company
SM VALLEY MALL, LLC, a Delaware limited liability company
THE MACERICH PARTNERSHIP, L.P., a Delaware limited partnership
THE WESTCOR COMPANY LIMITED PARTNERSHIP, an Arizona limited partnership
THE WESTCOR COMPANY II LIMITED PARTNERSHIP, an Arizona limited partnership
TM TRS HOLDING COMPANY LLC, a Delaware limited liability company
TOWNE MALL, L.L.C., a Delaware limited liability company
TWC TUCSON, LLC, an Arizona limited liability company
TYSONS CORNER LLC, a Virginia limited liability company
TYSONS CORNER HOTEL I LLC, a Delaware limited liability company
TYSONS CORNER PROPERTY HOLDINGS II LLC, a Delaware limited liability company
TYSONS CORNER PROPERTY LLC, a Virginia limited liability company
VALLEY STREAM GREEN ACRES LLC, a Delaware limited liability company
WESTCOR/GOODYEAR, L.L.C., an Arizona limited liability company
WESTCOR/PARADISE RIDGE, L.L.C., an Arizona limited liability company
WESTCOR REALTY LIMITED PARTNERSHIP, a Delaware limited partnership
WESTCOR SANTAN ADJACENT LLC, a Delaware limited liability company
WESTCOR SANTAN VILLAGE LLC, a Delaware limited liability company

WESTCOR SURPRISE RSC LLC, an Arizona limited liability company
WESTCOR SURPRISE RSC II LLC, an Arizona limited liability company
WESTCOR/SURPRISE LLC, an Arizona limited liability company
WILTON MALL, LLC, a Delaware limited liability company
WMAP, L.L.C., a Delaware limited liability company